                                                                    EXHIBIT 99.2

                   SUBSCRIPTION AND JOINT VENTURE AGREEMENT


     THIS SUBSCRIPTION AND JOINT VENTURE AGREEMENT (this "Agreement") is dated
                                                          ---------
as of November 23, 1998 by and among IFX CORPORATION, a Delaware corporation

("IFX"), EMERGING NETWORKS, INC., a corporation organized under the laws of the
 -----
British Virgin Islands (the "Company"), and INTERNATIONAL TECHNOLOGY
                             -------
INVESTMENTS, LC, a Florida limited liability company ("ITI").  IFX and ITI are
                                                       ---
referred to herein collectively as the "Investors."  Lee Casty is a party to
                                        ---------
this Agreement solely with respect to and for purposes of enforcing the obligations set forth in Sections 3.3, 6.2 and 7.3.


                              W I T N E S E T H:
                              -----------------


     WHEREAS, the Company is a wholly-owned subsidiary of IFX/EN and, prior to this Agreement, has 500,000 shares of no par value common stock ("Company Common
                                                                  --------------
Stock") outstanding, all of which is owned by IFX/EN;
-----

     WHEREAS, IFX and ITI desire to create a joint venture, through the Company, to provide Internet services in South America and other non-U.S. jurisdictions and to pursue the acquisition of existing Internet service providers and related businesses;

     WHEREAS, the parties desire to fund the joint venture through (a) contributions made to the Company by IFX, through IFX/EN, and (b) proceeds from purchases made by ITI from IFX of shares of IFX common stock, par value $.02 per share ("IFX Common Stock"), which proceeds IFX will agree to contribute to the
        ----------------
capital of the Company, through IFX/EN, for and on behalf of ITI; and

     WHEREAS, the parties hereto desire to set forth the terms and conditions under which ITI may be entitled to purchase a significant ownership interest in IFX and to set forth certain understandings with respect to management of the affairs of the joint venture and the Company.

     NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

          "Affiliate" means (a) in the case of an entity, any Person who or
           ---------
which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any specified Person or (b) in the case of an individual, such individual's spouse, children, grandchildren or parents or a trust primarily for the benefit of any of the foregoing.

          "Average Stock Price" means the average of the closing sale price of
           -------------------
IFX Common Stock as reported by the Nasdaq SmallCap Market, or any other stock exchange upon which IFX Common Stock may then be listed, on each of the 20-consecutive trading days ending on and including the third trading day immediately preceding a specified date.

          "Bona Fide Purchaser" means any Person (other than an Affiliate of any
           -------------------
Investor or the Company) who or which (a) has delivered a good faith written offer to purchase (i) all of an Investor's shares of Covered Stock for cash, or
(ii) all or substantially all of the capital stock, business or assets of the Company, for cash or for capital stock that is listed on a national stock exchange or on Nasdaq, (b) has assumed, in writing, the Disposing Investor's rights and obligations hereunder (including the right to exercise the Purchase Right, if applicable and still in effect), if applicable, and (c) has the requisite financial resources necessary, in the reasonable opinion of the Investors, to effect and fulfill the foregoing.

          "Business Day" means any day that is not a Saturday or a Sunday or
           ------------
other day on which banks in Chicago, Illinois or Miami, Florida are required or authorized by law to be closed.

          "Complementary Business" means any business that operates in the same
           ----------------------
industry as, has the same Standard Industry Classification as, or that is complementary to or otherwise enhances the core business of, the Company, including without limitation the business of providing Internet services.

          "Covered Stock" means, with respect to ITI, all shares of IFX Common
           -------------
Stock and, with respect to IFX, all shares of Company Common Stock, that are (a) owned by an Investor as of the date of this Agreement, (b) acquired by an Investor pursuant to the terms of this Agreement, including, without limitation, any shares issued to any Investor pursuant to Section 2.1 and Article IV, and
(c) acquired by an Investor pursuant to any stock dividend, stock split or other distribution effected by IFX or the Company, as applicable, with respect to the foregoing shares.

          "Dispose" or "Disposition" (and any derivatives thereof) means a
           -------      -----------
voluntary or involuntary sale, pledge, assignment, transfer, conveyance or other disposition of an Investor's Covered Stock, or any agreement, contract, option or commitment to do any of the foregoing.

          "DGCL" means the General Corporation Law of the State of Delaware, as
           ----
in effect on the relevant date.

          "Effective Date" means the date upon which this Agreement becomes
           --------------
binding and enforceable against the parties hereto in accordance with Article
VI.

          "Net Cash Flow" means, with respect to any specified period, the
           -------------
excess, if any, of (a) the sum of all cash receipts of the Company, on a consolidated basis, from all sources during such period, including receipts from operations, contributions of capital by the Investors, proceeds of borrowing or from the issuance of securities by the Company, deposits and all other Company cash sources, net sale proceeds and net financing proceeds, and all Company cash reserves on hand, over (b) the sum of all cash expenses and capital expenditures
                  ----
of the Company, on a consolidated basis, for such period, all payments of principal and interest on account of any indebtedness of the Company, and such reasonable cash reserves as of the last day of such period as the directors of the Company deem necessary for the needs and operation of the Company and its business (it being agreed that such needs shall include but are not limited to amounts necessary to fund (i) known and contingent liabilities of the Company and (ii) the planned and/or anticipated expansion of the Company and its business).

          "Person" means any individual, partnership, corporation, limited
           ------
liability company, joint venture, trust, firm, association, unincorporated organization or other entity.

          "Proportionate Share" means, with respect to any Investor, a fraction,
           -------------------
the numerator of which equals the sum of such Investor's Initial Contribution (as defined in Section 4.1) plus any Additional Contributions (as defined in Section 4.2) made by or for the benefit of such Investor as of the applicable date and the denominator of which equals the sum of the Initial Contributions of both Investors plus all Additional Contributions made by or on behalf of the Investors as of the applicable date.

                                   ARTICLE II
                       SUBSCRIPTION FOR IFX COMMON STOCK

     2.1  Subscription.  ITI hereby irrevocably subscribes for 500,000 shares of
          ------------
IFX Common Stock for an aggregate purchase price of one million dollars ($1,000,000) (the "Subscription Price"). Concurrently with execution of this
                   ------------------
Agreement and upon receipt from and against the payment by ITI of the Subscription Price, IFX will deliver to ITI certificates representing 500,000 shares of IFX Common Stock.

     2.2  Investment Representations.
          --------------------------

          (a) ITI represents that it (i) is acquiring the IFX Common Stock subscribed by and to be issued to it hereunder for its own account, for investment only and not with a view to the resale or distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), (ii)
                                                          --------------
is an "Accredited Investor," as defined in and within the meaning of Regulation D promulgated under the Securities Act, (iii) is a sophisticated investor whose officers and/or other representatives have such knowledge and experience in financial and business matters, and are accustomed to handling sophisticated financial matters independently, particularly business investments, that they are able to evaluate the merits and risks associated with investing in the IFX Common Stock and protecting ITI's interests in connection with the transactions contemplated in this Agreement. ITI is able to bear the substantial economic risks associated with ownership of IFX Common Stock, including the risk of losing its entire investment, and can afford to hold the IFX Common Stock to be acquired by it hereunder for an indefinite period of time.

          (b) ITI acknowledges receipt of copies of the following filings made by IFX with the Securities and Exchange Commission (the "Commission"): IFX's
                                                         ----------
annual report on Form 10-K and its annual report to stockholders for the fiscal year ended June 30, 1998; and IFX's quarterly report on Form 10-Q for its fiscal quarter ended September 30, 1998. ITI represents that it (i) has reviewed such reports and statements, and (ii) has been afforded the opportunity to ask questions and receive answers from personnel of IFX or of others acting on its behalf concerning IFX and the IFX Common Stock and to obtain any additional information that IFX possesses or can acquire without unreasonable effort or expense that is necessary to verify any of the information contained in any such filings.

          (c) ITI understands and acknowledges that (i) the IFX Common Stock to be issued hereunder has not been registered under the Securities Act or any applicable securities laws and will be issued pursuant to an exemption from such registration in reliance upon the representations and warranties of ITI contained herein, (ii) the IFX Common Stock to be issued hereunder may not be sold, transferred or otherwise disposed of unless subsequently registered under the Securities Act and applicable securities laws or unless an exemption from such registration is available, and (iii) each certificate representing the IFX Common Stock to be acquired by ITI hereunder will be imprinted with a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
     BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE LAWS OF ANY JURISDICTION. NO SALE, OFFER TO SELL, ASSIGNMENT, PLEDGE, HYPOTHECATION, GIFT, TRANSFER OR OTHER DISPOSITION OF
     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES IS THEN IN EFFECT UNDER THE ACT OR AN EXEMPTION

     FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SAID TRANSFER AND THE REQUIREMENTS OF APPLICABLE STATE LAWS ARE SATISFIED.

                                  ARTICLE III
                      DIRECTORS; LIMITATIONS ON ACTIVITIES

     3.1  Election of Directors of the Company.
          ------------------------------------

          (a) The Investors shall take or cause to be taken all actions necessary to ensure the election to the Board of Directors of the Company of:

               (i)  two individuals nominated by IFX (the "IFX Directors"); and
                                                           -------------

               (ii) two individuals nominated by ITI (the "ITI Directors").
                                                           -------------

          (b) If any IFX Director or ITI Director shall be unable or unwilling to serve or to continue serving as a director of the Company, then IFX or ITI, respectively, shall be entitled to nominate a replacement to be elected or appointed in the manner set forth in Section 3.1(a). Any Investor may cause any person nominated by it to be removed from the Company's Board of Directors, with or without cause, and would be entitled to nominate a replacement, in the manner set forth in Section 3.1(a), to fill the vacancy so created; provided, however,
                                                             --------  -------
that nothing herein shall be deemed to restrict or prohibit the rights of the Board of Directors or stockholders of the Company from seeking the removal of any IFX Director or ITI Director for cause or in the event such removal is deemed to be in the best interests of the Company.

          (c) To the extent feasible and consistent with the best interests of the Company and the fiduciary duties of its directors and officers, the parties hereto will endeavor to ensure that as few meetings of the Board of Directors as possible will be called during any period in which a vacancy exists on the Board of Directors that either Investor is entitled to fill pursuant to this Section 3.1.

     3.2  Approval of Certain Activities.  The Company may not take any of the
          ------------------------------
following actions unless at least one IFX Director and at least one ITI Director have voted to take all actions necessary to approve, authorize, adopt or ratify the same:

          (a) acquire the assets, voting securities or other equity interests of, or other investment or ownership interest in, any Person, whether effected as a stock purchase, asset purchase, merger or consolidation, other than acquisitions of Complementary Businesses;

          (b) effect a sale of all or substantially all of the business, capital stock or assets of the Company, whether by sale, merger, consolidation or otherwise, other than pursuant to Section 5.2 or 5.3;

          (c) issue any shares of Company Common Stock or other capital stock of the Company to any Person, other than (i) to IFX (or a designated Affiliate of IFX) pursuant to this Agreement, (ii) in connection with the acquisition of Complementary Businesses, and

(iii) pursuant to options to purchase Company Common Stock that may be granted to employees, officers and/or directors of the Company under any compensation or option plan approved by the Board;

          (d) alter or amend the Articles of Incorporation or By-laws of the Company, as the same are in effect on the date hereof; or

          (e) enter into any contract, agreement, arrangement or understanding to do or effect any of the foregoing.

     3.3  Representation on IFX Board of Directors.
          ----------------------------------------

          (a) For so long as the Purchase Right (as defined in Section 4.3) remains in effect and is exercisable, each of IFX, Lee Casty and ITI agree to use its or his reasonable best efforts to take or cause to be taken all actions necessary (including to vote all of his/its shares of IFX Common Stock at any annual or special meeting of the stockholders of IFX at which directors are to be elected or vacancies on the Board of Directors are to be filled) to:

               (i) elect to the Board of Directors of IFX one individual nominated by ITI (the "ITI Representative") and one individual nominated by
                            ------------------
     Lee Casty (the "Casty Representative"); and
                     --------------------

               (ii) ensure that IFX does not effect any consolidation, merger or amalgamation with, or acquire any interest in, any other Person, or enter into any contract, agreement or arrangement with respect to the same, unless the ITI Representative and the Casty Representative has voted in favor of IFX taking all actions necessary to approve, authorize, adopt or ratify the same; provided, however, that the foregoing shall not prohibit
                      --------  -------
     any such actions taken (A) pursuant to Section 5.3, (B) in the ordinary course of IFX's or its subsidiaries business, (C) with respect to the Company's potential investment in Telcom.Net, L.P., or (D) with respect to Complementary Businesses; provided, further, that the foregoing shall not
                               --------  -------
     prohibit or restrict IFX, during any period in which there is no ITI Representative or Casty Representative serving on the IFX Board of Directors, from taking any action that IFX's Board of Directors deems to be in IFX's best interest or is necessitated by the fiduciary responsibilities of IFX's directors or officers.

          (b) The initial Casty Representative is Joel Eidelstein and the initial ITI Representative is Joseph M. Matalon, who shall be nominated for election to the IFX Board of Directors as soon as practicable as of the Effective Date of this Agreement. At any time, ITI may cause the Person serving as the ITI Representative and Lee Casty may cause the Person serving as the Casty Representative to be removed, with or without cause, and nominate another Person for election pursuant to Section 3.3(a) as the ITI Representative or Casty Representative, as appropriate; provided, however, that nothing herein
                                      --------  -------
shall be deemed to restrict or prohibit the rights of the Board of Directors or stockholders of IFX from seeking the removal of the ITI Representative or the Casty Representative for cause or in the event such removal is deemed to be in the best interests of IFX.

     3.4  Articles of Incorporation; By-Laws.  From and after the date hereof
          ----------------------------------
each Investor shall take or cause to be taken all actions necessary to ensure that the Articles of Incorporation and By-Laws of the Company or such Investor, as applicable, do not, at any time, conflict with the provisions of this Agreement.

                                   ARTICLE IV
                     CAPITAL CONTRIBUTIONS; PURCHASE RIGHT

     4.1  Initial Contributions.  Upon receipt of and in consideration for the
          ---------------------
Subscription Price, IFX shall cause to be contributed to the capital of the Company the sum of two million dollars ($2,000,000) (the "Initial
                                                          -------
Contributions"), of which one million dollars ($1,000,000) shall represent the
-------------
Initial Contribution of IFX and one million dollars ($1,000,000) shall represent the Initial Contribution of ITI. In consideration for IFX's Initial Contribution, the Company shall issue to IFX (or a designated Affiliate of IFX) 500,000 shares of Company Common Stock.

     4.2  Additional Capital Contributions.
          --------------------------------

          (a) In the event that the Company requires capital to finance the development or operation of its business, in excess of the Initial Contributions and funds otherwise available to the Company (including loans available on economically favorable terms from third parties), the Company may seek additional capital contributions from the Investors in accordance with this
Section 4.2 (any and all amounts contributed to the capital of the Company, directly or indirectly, by or on behalf of IFX or ITI pursuant to this Section
4.2 shall constitute "Additional Contributions" of such Investor); provided,
                      ------------------------                     --------
however, that no Investor shall be obligated to make Additional Contributions;
-------
provided, further that no Investor shall be entitled to make aggregate
--------  -------
Additional Contributions in excess of three million dollars ($3,000,000) unless and until it receives a Capital Request (as defined herein). In determining an Investor's Additional Contributions, all amounts contributed by IFX (through IFX/EN) to the capital of the Company on behalf of ITI that consist of proceeds from purchases made hereunder by ITI of shares of IFX Common Stock shall constitute Additional Contributions of ITI, and not of IFX.

          (b) The Company may request Additional Contributions by delivering to the Investors a written request specifying, in reasonable detail, the facts supporting the request for Additional Contributions, the amount of Additional Contribution requested and the date by which an Investor desiring to make such Additional Contribution must respond (any such request shall constitute a

"Capital Request").  Each Additional Contribution shall be funded on a date (the
----------------
"Funding Date") mutually agreed by the Company and the Investor making such
 ------------
Additional Contribution. In the event that both Investors deliver written notice to the Company, within 10 Business Days after delivery of any Capital Request, agreeing to make a requested Additional Contribution, each Investor shall be entitled to fund it Proportionate Share of the requested Additional Contribution.

          (c) In the event that IFX agrees to make any Additional Contributions, the Company shall issue to IFX (or to a designated Affiliate of IFX) one additional share of Company Common Stock for each $2.00 of Additional Contributions made by IFX. In the event that ITI agrees to make any Additional Contributions, (i) ITI shall be deemed to have subscribed to purchase from IFX such number of shares of IFX Common Stock that is equal to the amount of such Additional Contribution divided by $2.00, and (ii) IFX shall cause to be contributed to the capital of the Company, for and on behalf of ITI, such aggregate subscription price. Notwithstanding the foregoing, ITI's right to make Additional Contributions and to receive additional shares of IFX Common Stock therefor shall terminate upon the closing of ITI's exercise of the Purchase Right. Certificates representing shares of Company Common Stock or IFX Common Stock issuable in connection with any Additional Contributions shall be issued and delivered to the applicable Investor on the Funding Date of such Additional Contribution. Upon payment of any Additional Contributions, ITI shall be deemed to represent and warrant to IFX that the "Investment Representations" set forth in Section 2.2 are accurate and complete as of the Funding Date and, upon the request of IFX, ITI shall execute and deliver to IFX an officer's certificate confirming the same.

     4.3  Purchase Right.
          --------------

          (a) At any time during the Option Period (as defined herein), ITI shall be entitled to purchase from IFX, and IFX shall be obligated to sell to ITI, an aggregate of 6,000,000 shares of IFX Common Stock, less the number of shares of IFX Common Stock issued to ITI in consideration for the Initial Contribution and any Additional Contributions previously made by or on behalf ITI, for a purchase price equal to twelve million dollars ($12,000,000), less the sum of the Initial Contribution and any Additional Contributions previously made by or on behalf of ITI (the "Purchase Right"). The "Option Period" means
                                  --------------          -------------
the three-year period commencing with the first calendar month beginning after the Effective Date of this Agreement. Unless previously exercised, the Purchase Right will expire on the last day of the Option Period; provided, however, that
                                                        --------  -------
if ITI makes Additional Contributions equal to three million dollars ($3,000,000) or more prior to the last day of the Option Period, then the exercisability of the Purchase Right automatically shall be extended for an additional 24-month period, commencing with the first calendar month beginning after the last day of the initial Option Period.

          (b) To exercise the Purchase Right, ITI must deliver to IFX written notice of exercise (the "Exercise Notice"), signed by ITI and specifying a
                         ---------------
proposed closing date, which shall occur no sooner than 20 Business Days and no later than 30 Business Days following the date of delivery of the Exercise Notice. To be effective, ITI must exercise the Purchase Right in full; no partial or pro rata exercise of the Purchase Right shall be valid. Upon delivery, such notice shall be irrevocable. The closing of the Purchase Right shall be held at the offices of IFX or of counsel to IFX.

                                   ARTICLE V
                            RESTRICTIONS ON TRANSFER

     5.1  General Transfer Restriction.  Each Investor covenants and agrees that
          ----------------------------
it will not, and it will not permit its Affiliates to, Dispose or cause the Disposition of such Investor's shares of Covered Stock or any interest therein for a period of three years after the Effective Date of this Agreement, except in accordance with the terms and conditions of this Article V; provided that,
                                                               -------- ----
except for the 500,000 shares of IFX Common Stock acquired by ITI pursuant to
Section 2.1 (which shares remain subject to the foregoing restrictions notwithstanding Section 7.3), ITI also may Dispose of any other shares of its Covered Stock pursuant to Section 7.3. Any attempted Disposition not in accordance with the terms and conditions of this Agreement shall be null and void and of no force or effect.

     5.2  Forced Disposition of IFX Common Stock.
          --------------------------------------

          (a) In the event that, prior to expiration of the Option Period, ITI fails to either (i) make Additional Contributions equal to at least three million dollars ($3,000,000), or (ii) exercise the Purchase Right, and the Average Stock Price as of the date the Purchase Right expires is less than $2.00 per share, then ITI shall be entitled, for 60 days thereafter, to effect the sale of all but not less than all of its shares of Covered Stock to a Bona Fide Purchaser; provided that if, prior to expiration of the Option Period, IFX has
           -------- ----
made Additional Contributions equal to at least three million dollars ($3,000,000), then in connection with the purchase of all of ITI's shares of Covered Stock such Bona Fide Purchaser also must make Additional Contributions equal to at least three million dollars ($3,000,000), less any Additional Contributions made by ITI prior to expiration of the Option Period. ITI promptly shall deliver to IFX and the Company a copy of each purchase offer it receives from a Bona Fide Purchaser, if any.

          (b) If ITI fails to consummate a Disposition of its shares of Covered Stock within the 60-day period set forth in Section 5.2(a), then:

               (i) IFX shall use its commercially reasonable efforts to cause the sale of all or substantially all of the capital stock, business or assets of the Company to a Bona Fide Purchaser; and

               (ii) following such sale and subject to ITI's surrender to IFX of certificates evidencing all of ITI's shares of Covered Stock, together with duly executed stock powers in favor of IFX, remit to ITI its Proportionate Share of the proceeds of the sale of the Company, net of reasonable expenses incurred by IFX or the Company in connection with such sale.

     5.3  Forced Disposition of Company Common Stock.
          ------------------------------------------

          (a) In the event that, prior to expiration of the Option Period, IFX fails to make Additional Contributions equal to at least three million dollars ($3,000,000), then ITI shall be entitled to require IFX to purchase all of ITI's shares of IFX Common Stock and, as consideration therefor, to transfer to ITI all of IFX's shares of Company Common Stock. To effect the transaction set forth in this Section 5.3, ITI shall deliver to IFX, no later than 90 days after expiration of the Option Period, an irrevocable written notice of exercise, which notice shall specify a transfer date no earlier than 30 days after IFX's receipt of such notice.

     5.4  Terms of Dispositions.  All dispositions of Covered Stock made
          ---------------------
pursuant to this Article V shall be subject to the following terms:

          (a) the Investor Disposing of its shares shall deliver to the transferee certificates evidencing the shares being Disposed, together with duly executed stock transfer powers in favor of the transferee and such other documents, including evidence of ownership and authority, as the transferee may reasonably request;

          (b) the Investor Disposing of its shares shall not be required to make any representations or warranties to the transferee in connection therewith, except as to (i) good title and the absence of Encumbrances with respect to the shares being Disposed, (ii) such Investor's valid existence and good standing (if applicable), (iv) the legal capacity and authority for, and validity and binding effect of (as against such Investor) any agreement entered into by such Investor in connection with such Disposition, (v) all required material consents, approvals and authorization to such Investor's Disposition having been obtained and (vi) the fact that no broker's commission is payable by or on behalf of such Investor as a result of its participation in the Disposition;

          (c) the Investor that is Disposing of its shares shall not be required to indemnify any Person in connection with such Disposition except with respect to breach of the representations and warranties specified in Section 5.4(b); and

          (d) if any Disposition does not occur as a result of the breach of this Agreement by the Disposing Investor, then the non-breaching Investor shall be entitled to cause IFX or the Company, as applicable, to (i) cause a notation to be made on the books and records of IFX or the Company, respectively, to reflect the Disposition of the breaching Investor's shares of Covered Stock in accordance with this Agreement without the necessity of obtaining such breaching Investor's consent or surrender of certificates representing its Covered Stock, and (ii) hold back the proceeds of the transfer otherwise payable to such breaching Investor, in a non-interest bearing account, pending compliance by such breaching Investor with its obligations hereunder.

     5.5  Equitable Remedies.  Each Investor acknowledges and agrees that money
          ------------------
damages alone would not be an adequate remedy for any breach of this Article V. Each Investor agrees that, in the event of a breach or threatened breach by any Investor of any provision of this Article V, the non-breaching Investor (a) may seek specific performance of the provisions thereof, and the breaching Investor shall be estopped from asserting adequacy of a remedy at law as a defense to an action for specific performance hereunder, and/or (b) shall be entitled to an injunction restraining the breaching Investor from taking any action, or omitting to take any action, that could constitute such a breach. Each Investor agrees not to oppose the granting of such equitable relief and agrees to waive any requirement for the non-breaching Investor to secure or post a bond in connection with such remedy.

                                  ARTICLE VI
                        EFFECTIVENESS OF THIS AGREEMENT

     6.1  Conditions Precedent.  The effectiveness of this Agreement is subject
          --------------------
to, and this Agreement shall become effective and legally binding upon the parties hereto on the first Business Day immediately after, the satisfaction of all of the following conditions (the "Effective Date"):
                                      --------------

          (a) IFX shall have obtained from its stockholders, the Commission, the Nasdaq Stock Market, Inc. and other applicable governmental, regulatory or administrative authorities, if any, all approvals, consents and other authorizations necessary for the grant to ITI and future consummation of the Purchase Right;

          (b) each of the Investors shall have paid its Initial Contributions to the Company or to IFX, as applicable, and ITI shall have received a certificate(s) representing 500,000 shares of IFX Common Stock and IFX (or its designated Affiliate) shall have received a certificate(s) representing 500,000 shares of Company Common Stock; and

          (c) no action, claim, suit or proceeding shall be pending, or, to the knowledge of the parties hereto, threatened, by or before any governmental, regulatory or administrative authority against the Company or either Investor, which seeks to delay or prevent the grant or consummation of, or could materially adversely affect the ability of ITI to consummate, the Purchase Right.

     6.2  Cooperation.  Each of Lee Casty and ITI agrees to use his/its
          -----------
reasonable best efforts to take or cause to be taken all actions necessary or advisable to consummate the transaction contemplated hereby, including to vote, or to cause the vote of, all of his/its shares of IFX Common Stock at any annual or special meeting of the stockholders of IFX in favor of the approval by the stockholders of IFX of the transactions contemplated herein and of IFX's execution of this Agreement.

                                  ARTICLE VII
                             ADDITIONAL AGREEMENTS

     7.1  Reservation of IFX Common Stock.  At all times from the Effective
          -------------------------------
Date until the exercise of the Purchase Right or expiration of Option Period (including any extensions thereof), IFX agrees to reserve a sufficient number of authorized but unissued shares of IFX Common Stock to enable it to fulfill the Purchase Right. IFX shall take all steps required by applicable law and regulation and required under its certificate of incorporation to enable IFX to issue such IFX Common Stock to ITI on the closing date of the Purchase Right, if exercised.

     7.2  Interested Investor Status.  IFX will cause its Board of Directors
          --------------------------
to adopt a resolution approving all of the transactions contemplated by this Agreement that could be deemed to be a "business combination" as defined in
Section 203 of DGCL between IFX and ITI that causes ITI to be considered an "interested stockholder" of IFX as defined in Section 203 of the DGCL, including, without limitation, additional issuances of IFX Common Stock to ITI upon exercise of the Purchase Right. IFX also shall cause its Board of Directors to adopt a resolution authorizing ITI, if it becomes an "interested stockholder" of IFX as defined in Section 203 of the DGCL, to vote, for all purposes, all shares of IFX Common Stock ITI receives.

     7.3  Registration of IFX Common Stock.
          --------------------------------

          (a) During the Registration Period (as defined herein) and subject to
Section 5.1, each of ITI and Lee Casty (for purposes of this Section 7.3, the

"Stockholders") shall be entitled to require IFX, on three separate occasions,
 ------------
to register under the Securities Act all or any portion of the shares of IFX Common Stock owned by such Stockholder (each, a "Demand Registration"). The
                                                 -------------------
"Registration Period" will commence on the date one year after the Effective
 -------------------
Date and will end on the date one year after the date on which the Purchase Right expires. To be effective, a request for a Demand Registration must be in a writing, signed by the requesting Stockholder and specify the number of shares of IFX Common Stock that such Stockholder desires to register.

          (b) IFX promptly shall deliver a copy of each Demand Registration request to the other Stockholder. Such other Stockholder shall be entitled to require IFX to include, in the registration statement to be filed in connection with such Demand Registration request, such number of his/its shares of IFX Common Stock as such Stockholder may specify in a writing delivered to IFX no later than 15 days after such Stockholder's receipt of the Demand Registration request. The exercise by a Stockholder of its "piggyback" registration rights under this Section 7.3(b) shall not constitute such Stockholder's exercise of a Demand Registration.

          (c) If a Demand Registration is requested, IFX shall use its reasonable best efforts to file with the Commission, within 60 days after receipt of such written request, and to cause to become effective under the Securities Act, a registration statement on Form S-3 (or any successor or replacement form) covering the resale of the IFX Common Stock owned by the requesting Stockholder. If effectiveness during any period is not permitted by regulations promulgated or policies enunciated by the Commission, or would preclude reliance upon the exemption from registration relied upon by IFX in connection with the issuance of IFX Common Stock pursuant to this Agreement, then IFX will use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter.

          (d) If at any time during the Registration Period IFX proposes to file with the Commission a registration statement to register the public sale under the Securities Act of shares of IFX Common Stock for IFX's own account on a form of registration statement and in a manner that would permit registration of all or any portion of the shares of IFX Common Stock owned by the Stockholders (other than a registration statement on Form S-8 or S-4) (any such registration statement and any registration statement filed in response to a Demand Registration, as the same may be amended or supplemented, the "Registration
                                                               ------------
Statement"), then IFX will give written notice of such proposed filing to the
---------
Stockholders at least 30 days before IFX's anticipated filing date. Such notice shall constitute an offer to each of the Stockholders to include in such Registration Statement such shares of IFX Common Stock owned by any Stockholder as such Stockholder may request in writing within 15 days after receipt of IFX's notice. IFX shall include in any such Registration Statement all such shares of IFX Common Stock requested to be included. Notwithstanding the foregoing, if the managing underwriter or underwriters of any such offering advise IFX in writing that the total number of shares of IFX Common Stock that the Company, the Stockholders and any other Person intend to include in such offering is sufficiently large to affect materially and adversely the success of such offering, then the number of shares of IFX Common Stock to be offered for the account of the Stockholders and other holders of shares of IFX Common Stock may be reduced and there shall be excluded from such registration and underwriting, to the extent necessary in the underwriters' sole discretion, first shares held by Persons holding shares of IFX Common Stock requesting registration (other then the Stockholders), and second shares of IFX Common Stock held by the Stockholders, pro rata among them.

          (e) For the lesser of two years following the effective date of each Registration Statement filed in connection with a Demand Registration, or until the shares of IFX Common Stock covered thereby are eligible for resale in reliance on Rule 144(k) promulgated under the Securities Act, IFX will use its reasonable best efforts to (i) keep such Registration Statement current, effective and available for the resale of the IFX Common Stock covered thereby, and (ii) take such other actions as may be reasonably required to enable the disposition of the shares of IFX Common Stock as contemplated by such Registration Statement, including the listing of such shares on the Nasdaq Stock Market or any national securities exchange on which the IFX Common Stock is then traded. During the time period when any Registration Statement filed in connection with a Demand Registration is required to be current, effective and available under this Section 7.3, IFX shall:

               (i) furnish to each Stockholder whose shares are registered thereby such reasonable number of copies of the prospectus contained in such Registration Statement (as the same may be amended or supplemented, the "Prospectus"), and any amendments or supplements to the Prospectus, in
          ----------
     conformity with the requirements of the Securities Act, to enable such Stockholder to publicly sell his/its shares of IFX Common Stock;

               (ii) promptly notify each Stockholder whose shares are covered by such Prospectus (A) when any such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to such Registration Statement and the Prospectus or for additional information, (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of any such Registration Statement or the initiation of any proceedings for the purpose, and (D) of the happening of any event during the period such Registration Statement is effective that, in the judgment of IFX, makes any statement made in such Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (iii) use its reasonable best efforts to obtain, at the earliest practicable time, the withdrawal of any order suspending the effectiveness of such Registration Statement; and

               (iv) as soon as practicable upon the occurrence of any event contemplated by Section 7.3(e)(ii)(B), (C) or (D), prepare and file a supplement or post-effective amendment to such Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the shares of IFX Common Stock covered thereby, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the obligation to prepare and file any such
     --------  -------
     supplement, post-effective amendment or other document shall be suspended if IFX, relying upon advice of counsel, determines that disclosure of any material non-public information required to be included therein would be materially adverse to its interests; provided further, that any such
                                          -------- -------
     suspension will be lifted by IFX as soon as practicable and will not, in any event, extend for more than 60 days with respect to any such specified event.

          (f) Upon receipt of any notice from IFX of any event of the kind described in Section 7.3(e)(ii)(C) or (D), such Stockholder (i) promptly will discontinue disposition of any shares of IFX Common Stock pursuant to such Registration Statement until such Stockholder has received copies of the supplemented or amended Prospectus contemplated by

Section 7.3(e)(iv), (ii) thereafter, will utilize and distribute only such supplemented Prospectus, and (iii) if so directed by IFX, will deliver to IFX all copies of the Prospectus covering such shares of IFX Common Stock in such Stockholder's possession at the time of receipt of such suspension notice.

          (g) Each Stockholder whose shares of IFX Common Stock are covered by a Registration Statement shall (i) furnish to IFX information regarding such Stockholder, the manner in which such Stockholder intends to dispose of his/its shares of IFX Common Stock and any other information reasonably requested by IFX in connection with the Registration Statement and (ii) notify IFX promptly upon the happening of any event during the period any Registration Statement is effective that makes any statement regarding such Stockholder made in the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the Statements therein regarding such Stockholder, in light of circumstances under which they were made, not misleading.

          (h) IFX hereby agrees to indemnify and hold harmless the Stockholders against all losses, claims, damages and liabilities to which any Stockholder becomes subject that arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement or Prospectus, or that arise out of or are based upon any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; provided, however, that IFX shall not be liable to
                           --------  -------
the extent any such loss, claim, damage or liability arises out of or is based upon any untrue statement contained in or omission from the Registration Statement or Prospectus in reliance upon or in conformity with written information furnished to IFX by any Stockholder specifically for use therein. Each Stockholder severally agrees to indemnify and hold harmless IFX and each of its officers and employees who signs such Registration Statement and each of its directors with respect to losses, claims, damages or liabilities that arise out of or are based upon any untrue statement or omission contained in or omission from the Registration Statement or Prospectus in reliance upon or in conformity with written information furnished to IFX by such Stockholder specifically for use therein.

          (i) IFX agrees to pay all fees, costs and expenses in connection with the registration contemplated by this Section 7.3, including without limitation, all registration fees, blue sky and Nasdaq qualification and filing fees, printing and duplicating expenses and fees, expenses and disbursements of counsel retained by IFX (but not counsel retained by any Stockholder) and the independent certified public accountants of IFX.

          (j) Notwithstanding anything contained in this Section 7.3 to the contrary, no Stockholder shall be entitled to request a Demand Registration (i) during the 60 days following the effective date of any other Registration Statement, or (ii) for the period commencing on the date IFX delivers a notice to the Stockholders pursuant to Section 7.3(d) and ending on the date 90 days after the effective date of such Registration Statement.

     7.4  Corporate Opportunity.  If at any time during the term of this
          ---------------------
Agreement any Investor becomes aware of Complementary Businesses or other business opportunities related to or in the same line of any business in which the Company is engaged, it is the intent of the parties that such Investor will
(a) provide the Company with such information (to the extent available to such Investor) to enable the Company to determine whether it wishes to pursue such opportunity and (b) if the Company pursues such opportunity, to refrain from pursuing such opportunity on its own behalf.


                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

     8.1  Termination.  This Agreement shall terminate upon the earliest to
          -----------
occur of the following events:

          (a) the Company makes a general assignment or composition for the benefit of creditors or the commencement of a bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law in respect of the Company or a substantial portion of the Company's property or assets;

          (b) the Investors voluntarily agree, in writing, to terminate this Agreement; or

          (c) IFX exercises its rights to force a disposition pursuant to and in accordance with Section 5.2.

     8.2  Endorsement on Stock Certificates.  Each and every certificate
          ---------------------------------
evidencing shares of Covered Stock shall contain upon its face, or on the reverse side thereof, the following legend:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN AGREEMENTS TO WHICH THE COMPANY IS A PARTY, AND NO SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN VIOLATION OF SUCH RESTRICTIONS. COPIES OF THE ABOVE REFERENCED DOCUMENTS ARE AVAILABLE TO THE HOLDER HEREOF AT THE PRINCIPAL OFFICES OF THE COMPANY.

No shares of Covered Stock shall be issued without the legend set forth above. Upon termination of this Agreement and/or deletion of the restrictions on transfer contained herein, the Company or IFX, as applicable, shall issue new certificates representing shares of Company Common Stock or IFX Common Stock that do not contain the foregoing legend, upon surrender to the Company or IFX, as applicable, of the certificates containing the foregoing legend in exchange therefor.

     8.3  Cooperation; Good Faith.  The Investors agree to cooperate with
          -----------------------
each other, in good faith, and to use their respective reasonable best efforts, to operate and manage the business of the Company in a manner that is commercially profitable and in the best interests of the Investors. Such cooperation shall extend to matters including, but not limited to, establishing annual operating budgets for the Company, determining if, when and in what amounts Additional Contributions are required and which Complementary Businesses the Company should acquire, if any.

     8.4  Notices.  Any and all notices or other communications provided for
          -------
herein shall be in writing and shall be considered duly delivered to and received by the addressee thereof upon the earliest to occur of (a) personal delivery, (b) two Business Days after being delivered to a nationally recognized overnight courier or service, (c) three Business Days after being mailed by registered or certified mail, return receipt requested, postage prepaid or (d) the delivering parties' receipt of a written confirmation of a facsimile transmission. All notices shall be addressed to the Company at its principal office and to the other parties hereto at their respective addresses set forth below:

     if to IFX CORPORATION, EMERGING NETWORKS, INC., and/or Lee Casty (who is a party to this Agreement solely with respect to and for purposes of enforceability of Sections 3.3, 6.2 and 7.3), to:

          IFX Corporation
          200 West Adams Street
          Chicago, Illinois 60606
          Attention: Joel M. Eidelstein
          telephone: (312) 419-9530
          facsimile: (312) 419-9546

     in each of the foregoing cases, with a copy to:

          Neal, Gerber & Eisenberg
          Two North LaSalle Street, Suite 2200
          Chicago, Illinois  60602
          Attention: Scott J. Bakal
          telephone: (312) 269-8000
          facsimile: (312) 269-1747
     if to INTERNATIONAL TECHNOLOGY INVESTMENTS, LC, to:

          c/o Adorno & Zeder
          2801 S. Bayshore Drive
          Suite 1600
          Miami, Florida 33133
          Attention: Dennis J. Olle
          telephone: (305) 860-7044
          facsimile: (305) 858-4777

     with a copy to:

          Adorno & Zeder
          2801 S. Bayshore Drive
          Suite 1600
          Miami, Florida 33133
          Attention: Dennis J. Olle
          telephone: (305) 860-7044
          facsimile: (305) 858-4777

Any party hereto may change his or its address by giving notice to the other parties hereto as provided herein.

     8.5  Severability.  If any provision of this Agreement is held by a
          ------------
court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be severed and the remaining provisions hereof shall be enforced to the extent possible or modified in such a way as to make it enforceable, and the invalidity, illegality or unenforceability thereof shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

     8.6  Modification; Amendment.  No modification or amendment of this
          -----------------------
Agreement shall be valid unless the same shall be in writing executed by all of the parties hereto.

     8.7  Governing Law.  This Agreement shall be governed by and construed
          -------------
in accordance with the internal laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

     8.8  Arbitration.
          -----------

          (a) Except as otherwise provided in Article V, all claims, disputes or controversies between or among the parties hereto arising out of or relating to this Agreement shall be submitted to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as then in effect. Any party hereto may make a demand for arbitration pursuant to this
Section 8.8 by a writing (an

"Arbitration Demand"), delivered in accordance with the notice provisions of
 ------------------
Section 8.4, which shall describe the matter in dispute, the provisions of this Agreement relied upon for such party's position and the relief sought. Within 20 days after delivery of any Arbitration Demand, the parties jointly shall select one arbitrator to hear the dispute, who shall be reasonably satisfactory to such parties; provided that, if such parties are unable mutually to agree upon one
         -------- ----
arbitrator within such 20-day period, each party (assuming there are only two parties in dispute) shall select one arbitrator, and the arbitrators so chosen will select a third arbitrator.

          (b) Any arbitration shall be conducted in a neutral location in Chicago, Illinois or Miami, Florida. The arbitration hearing shall be conducted to conclusion on consecutive business days, unless otherwise ordered by the arbitrator(s), and the award thereon shall be made within 10 Business Days after the close of the submission of evidence.

          (c) An Arbitration Demand shall be made as soon as practicable after the initiating party becomes aware that the claim, dispute or controversy has arisen. In no event shall an Arbitration Demand be delivered after the date on which institution of legal or equitable proceedings based on such claim, dispute or controversy would be barred by this Agreement or by applicable statutes of limitations.

          (d) Any award rendered by the arbitration shall be final, binding upon and non-appealable by all parties to the proceeding, and judgment on such award may be entered by any party in any court having jurisdiction; provided, however,
                                                              --------  -------
that the arbitrator shall make written findings of act and conclusion of law which accompany and support such award.

          (e) Each party shall pay their respective fees and costs; provided,
                                                                    --------
however, the arbitrator may award such fees and costs to the prevailing party as
-------
such arbitrator(s) determine are appropriate.

          (f) Each party hereto reserves the right to seek a judicial temporary restraining order, preliminary injunction, or other similar short-term equitable relief prior to the appointment of the arbitrator(s). The arbitrator(s) will have the right to make a final determination of the parties' rights hereunder including, without limitation, whether to make permanent, modify or dissolve the judicial order.

          (g) Nothing herein contained shall be deemed to give the arbitrator(s) any authority, power, or right to alter, change, amend, modify, add to, or subtract from any of the provisions of this Agreement.

     8.9  Binding Effect; Complete Agreement.  This Agreement shall be
          ----------------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, among the parties hereto with respect to the subject matter hereof.

     8.10 Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     8.11 Attorneys' Fees.  If any legal action, including an action for
          ---------------
declaratory relief, is brought to enforce any provision of this Agreement, the prevailing party or parties, as the case may be, shall be entitled to recover his, its or their respective reasonable attorneys' fees from non-prevailing party or parties, as the case may be. These fees, which may be set by the court in the same action or in a separate action brought for that purpose, are in addition to any other relief to which any prevailing party may be entitled.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                    EMERGING NETWORKS, INC.



                    By:  /s/ Joel Eidelstein
                        -----------------------
                         Name: Joel Eidelstein
                         Title: Vice President

                    IFX CORPORATION



                    By:  /s/ Joel Eidelstein
                        ----------------------
                         Name: Joel Eidelstein
                         Title: President


                    INTERNATIONAL TECHNOLOGY INVESTMENTS, LC,



                    By:  /s/ Joseph Matalon
                        ----------------------
                         Name: Joseph Matalon
                         Title:



                           /s/ Lee S. Casty
                    --------------------------
                    Lee Casty, who is a party to this Agreement solely with respect to and for purposes of enforceability of Sections 3.3, 6.2 and 7.3